Exhibit 99.2

Unaudited financial statements of N7 Enterprises, Inc. for the six-month period ended June 30, 2023 and for the year ended December 31, 2022

N7 Enterprises

Balance Sheets

	June 30, 2023	December 31, 2022
ASSETS
Current Assets:
Cash and Cash Equivalents	$25,029	$94,294
Inventory	560,262	202,641
Total Current Assets	585,291	296,935

Long-Term Assets:
Property, Plant, and Equipment, net	419,720	—
Right-of-Use Assets	909,670	—

TOTAL ASSETS	$1,914,681	$296,935

LIABILITIES & STOCKHOLDERS’ EQUITY
Current Liabilities:
Lease Liability	$909,670	$—
Interest Payable	13,721	—
Credit Cards Payable	99,534	113,860
Total Current Liabilities	1,022,925	113,860
Total Liabilities	1,022,925	113,860

Stockholders’ Equity
Contributed Capital	1,121,210	265,367
Retained Earnings	(229,454)	(82,292)
Total stockholder’s equity	891,756	183,075
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$1,914,681	$296,935

The accompanying notes are an integral part of these unaudited financial statements.

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N7 Enterprises

Statements of Operations

	For the Six Months Ended June 30,
	2023	2022
Sales	$1,179,132	$—
Sales of Product Income	54,228	—
Cost of Goods Sold	(59,842)	—
Gross profit	1,173,518	—

Expenses:
Selling, General and Administrative Expenses	1,314,599	—
Legal and Professional Expenses	6,848	—
Total operating expenses	1,321,447	—

Operating loss	(147,929)	—

Other Income (Expense)
Miscellaneous Other Income (Expense)	767	—
Total Other Income (Expense)	767	—

Net Loss	$(147,162)	$—

The accompanying notes are an integral part of these unaudited financial statements.

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N7 Enterprises

Statement of Stockholders’ Equity

For the Six Months Ended June 30, 2022

	Retained Earnings	Total
	Amount	Amount
Balance, January 1, 2022	$—	$—
Owner Draws	—	—
Owner Investments	—	—
Net Loss	—	—
Balance, June 30, 2022	$—	$—

The accompanying notes are an integral part of these unaudited financial statements.

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N7 Enterprises

Statement of Stockholders’ Equity

For the Six Months Ended June 30, 2023

	Retained Earnings	Total
	Amount	Amount
Balance, January 1, 2023	$183,075	$183,075
Owner Draws	(94,294)	(94,294)
Owner Investments	950,137	950,137
Net Loss	(147,162)	(147,162)
Balance, June 30, 2023	$891,756	$891,756

The accompanying notes are an integral part of these unaudited financial statements.

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N7 Enterprises

Statements of Cash Flows

	For the Six Months Ended June 30,
	2023	2022
Cash Flow From Operating Activities
Net Loss	$(147,162)	$—
Changes in working capital
Increase in Inventory	(357,620)	—
Increase in Accrued Interest	13,721	—
Decrease in Credit Cards Payable	(14,326)	—
Net Cash Used in Operating Activities	(505,388)	—

Cash Flow From Investing Activities
Purchases of Fixed Assets	(419,720)	—
Net Cash From Investing Activities	(419,720)	—

Cash Flow From Financing Activities
Funds Invested by Owner (net of Distributions)	855,842	—
Net Cash From Financing Activities	855,842	—

Net Change in Cash	(69,266)	—

Cash at Beginning of Period	94,294	—

Cash at End of Period	$25,029	$—

Net cash paid for:
Interest	$—	$—
Income Taxes	$—	$—

The accompanying notes are an integral part of these unaudited financial statements.

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N7 Enterprises, Inc.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

for the six months ending June 30, 2023 and the year ending December 31, 2022

NOTE 1 - NATURE OF ORGANIZATION

Organization and Business Description

The Company operates in one segment with a focus on developing and producing high-quality, medically relevant, legal, hemp-derived cannabinoid products for consumers and pets.

N7 Enterprises is a rapidly growing corporation that operates a chain of botanical tea bars focused on promoting health and wellness. The company is dedicated to providing customers with premium quality organic teas and wellness products, fostering a culture of well-being and mindful consumption.

The core of N7 Enterprises comprises eight meticulously curated botanical tea bars strategically located in the Tampa Bay metropolitan area, serving as hubs for health-conscious consumers seeking natural and revitalizing beverages. These retail locations offer a diverse range of handcrafted, ethically sourced herbal teas, blended to cater to various health preferences and dietary needs. Each store is designed to provide an immersive and tranquil atmosphere, encouraging customers to embrace a holistic lifestyle.

In addition to the retail stores, N7 Enterprises operates a robust cash and carry warehouse, which serves as the central distribution center for all retail locations. This strategically positioned facility enables efficient supply chain management, ensuring that each store is consistently stocked with an array of premium organic teas, wellness products, and related merchandise. The warehouse plays a pivotal role in supporting the seamless operation of the retail branches, thereby facilitating the company’s mission to provide accessible and sustainable wellness solutions to its diverse customer base.

N7 Enterprises is committed to maintaining the highest standards of product quality, customer service, and environmental sustainability, striving to foster a sense of community and well-being through its offerings. The company remains dedicated to expanding its market presence, nurturing strategic partnerships, and continuously innovating to meet the evolving demands of the health and wellness industry.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company’s unaudited condensed consolidated financial statements include the financial statements of N7.

The accompanying interim unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America and the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) for interim financial information, which includes consolidated unaudited interim financial statements and present the consolidated unaudited interim financial statements of the Company as of December 31, 2022. The N7 Enterprises, Inc. company commenced its operations in November, 2022. Accordingly, they do not include all of the information and notes required by accounting principles generally accepted in the United States of America.

Going concern

These unaudited condensed financial statements are presented on the basis that the Company will continue as a going concern. The going concern concept contemplates the realization of assets and satisfaction of liabilities in the normal course of business. Since our inception in 2022, we have generated losses from operations, except for a slight profit in some months. These audited condensed consolidated financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

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Marketable securities

The Company does not have any marketable securities.

Use of Estimates

The Unaudited Condensed Consolidated Financial Statements have been prepared in conformity with US GAAP and required management of the Company to make estimates and assumptions in preparation of these statements. Actual results may differ significantly from those estimates. Significant estimates made by management include but are not limited to the useful life of property and equipment, incremental borrowing rate used in the calculation of right of use asset and lease liability, allowance for doubtful accounts, revenue allocations, valuation allowance on deferred tax assets, assumptions used in assessing impairment of long-term assets, and fair value of non-cash equity transactions.

Fair Value Measurements

The Company adopted the provisions of Accounting Standard Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures”, which defines fair value as used in numerous accounting pronouncements, establishes a framework for measuring fair value, and expands disclosure of fair value measurements. The guidance prioritizes the inputs used in measuring fair value and establishes a three-tier value hierarchy that distinguishes among the following:

●	Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

●	Level 2—Valuations based on quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active and models for which all significant inputs are observable, either directly or indirectly.

●	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

As of December 31, 2022 the Company has no liabilities that are re-measured at fair value.

Revenue Recognition

The Company accounts for revenue in accordance with ASC Topic 606, Revenue from Contracts with Customers.

The Company’s sales are primarily through retail stores, purchase orders or ecommerce; thus currently contract liabilities are negligible. The Company does not have any multiple-element arrangements.

Accounts Receivable

Accounts receivable are generally unsecured. Given that all sales are final at our stores there are no account receivables. As of December 31, 2022 we did not believe we needed to reserve for any doubtful accounts, respectively as we have written off any receivables we believe we are unable to collect.

Segment Information

The Company follows the provisions of ASC 280-10 Segment Reporting. This standard requires that companies disclose operating segments based on the manner in which management disaggregates the Company in making internal operating decisions. The Company decision makers determined that the Company’s operations consist of one segment.

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Intangible Assets and Goodwill

The Company has no intangible assets nor goodwill.

NOTE 3 – INVENTORY

Inventory consists of the following components:

	June 30, 2023	December 31, 2022
Raw Materials		—
Work-in-Process Inventory		—
Finished Goods	$560,262	$202,641
Total	$560,262	$202,641

Inventories are stated at lower of cost or net realizable value using the standard costing method for its work in process and finished goods. For its raw materials, trading goods, and packaging supplies, the Company utilizes the moving average method for costing purposes and FIFO. At this time there are no inventory reserves required.

NOTE 4 – OPERATING LEASE RIGHT-OF-USE ASSETS AND OPERATING LEASE LIABILITIES – RELATED PARTY

Right of Use

The Company adopted Accounting Standards Update (“ASU”) No. 2016-02, “Leases” (“ASC 842”).

June 30, 2023
Right-of-use assets	$909,670

Total lease liability obligations	$909,670
Weighted-average remaining lease term	3.50 years

Weighted-average discount rate	10.0%

Approximate future minimum lease payments for our right of use assets over the remaining lease periods are as follows for the period ended June 30, 2023:

Maturity of operating lease liabilities for the following fiscal years:

2023	$203,264
2024	$333,803
2025	$212,955
2026	$178,414
2027	$122,707
Thereafter	$34,440
Total undiscounted operating lease payments	$1,085,583
Less: Imputed interest	$(175,913)
Present value of operating lease liabilities	$909,670

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NOTE 5 – NOTES PAYABLE

The Company does not have any notes payable as of the year ended December 31, 2022, as well as of the six months ended June 30, 2023.

NOTE 6 - STOCKHOLDERS’ EQUITY

Common stock

The Company had retained earnings of $183,075 net of owner contributions and distributions as of December 31, 2022.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

Legal Matters

In the ordinary course of business, the Company enters into agreements with third parties that include indemnification provisions which, in its judgment, are normal and customary for companies in the Company’s industry sector. These agreements are typically with business partners, and suppliers. Pursuant to these agreements, the Company generally agrees to indemnify, hold harmless, and reimburse indemnified parties for losses suffered or incurred by the indemnified parties with respect to the Company’s products, use of such products, or other actions taken or omitted by us. The maximum potential number of future payments the Company could be required to make under these indemnification provisions is unlimited. The Company has not incurred material costs to defend lawsuits or settle claims related to these indemnification provisions. As a result, the estimated fair value of liabilities relating to these provisions is minimal. Accordingly, the Company has no liabilities recorded for these provisions as of December 31, 2022.

Concentrations

The Company has no on-going concentration of vendors nor customers that would impact revenue or production costs.

The Company has no other contingencies, material commitments, or purchase obligations or sales obligations.

Executive Employment Agreement

None.

NOTE 8 - RELATED PARTY TRANSACTIONS

None.

NOTE 9 – SUBSEQUENT EVENTS

None.

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